                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 4, 2002

                             BAS Securitization LLC

             (Exact name of registrant as specified in its charter)

Delaware                    333-81254                69-0009065
--------                    ---------                ----------
(State of other             (Commission              (IRS Employer
jurisdiction of             File Number)             Identification
incorporation or                                     Number)
organization)

Bank of America Corporate Center, Charlotte, North Carolina              28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (888) 279-3457

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Documents Incorporated by Reference.

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in
          (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-81254) of the Registrant; and (iii) the Preliminary Prospectus Supplement relating to Triad Automobile Receivables Trust 2002-A, and shall be deemed to be part hereof and thereof.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits.

Item 601(a) of Regulation S-K

              Exhibit No.                  Description
              -----------                  -----------

                (23.1) Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with Triad Automobile Receivables Trust 2002-A

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated April 4, 2002

                                       BAS SECURITIZATION LLC


                                       By: /s/ William A. Glenn
                                           --------------------------
                                       Name: William A. Glenn
                                       Title: President

                                 EXHIBIT INDEX


                                                                   Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------

(23.1)        Consent of KPMG LLP, independent certified public          E
              accountants of Ambac Assurance Corporation and subsidiaries in connection with Triad Automobile
              Receivables Trust 2002-A